UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

       ANNUAL REPORT     |     DECEMBER 31, 2011

VP Inflation Protection Fund

Table of Contents

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28
Management	29
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bonds Persevered in ‘Risk On/Risk Off’ Year

U.S. fixed-income returns were strong for the 12-month period ended December 31, 2011, bolstered by a declining rate environment and macroeconomic uncertainties. Early on, a slowdown in the pace of economic growth—from 2.3% in the fourth quarter of 2010 to 0.4% in the first quarter of 2011—combined with other concerns stoked fears of a double-dip recession. In particular, high unemployment, rising food and fuel prices, a depressed housing market, and earthquake-related disruptions in Japan left many worried about the health of the economy. At the same time, Europe’s expanding sovereign-debt crisis threatened the entire global financial sector. Sharp volatility ensued, and investors moved in and out of riskier asset classes according to the latest economic data (which modestly improved by year end) and news out of Europe.

Furthermore, in late July 2011, a contentious battle erupted over raising the U.S. debt ceiling. While an eventual agreement prevented a feared default, the process led to Standard & Poor’s downgrading the U.S.’s stellar AAA long-term credit rating for the first time since granting it in 1917. Meanwhile, the Federal Reserve (the Fed) committed to keeping the federal funds rate target at its ultra-low level (0 – 0.25%) until at least mid-2013. In addition, the Fed resurrected “Operation Twist,” a stimulus strategy last used 50 years ago, designed to reduce longer-term interest rates while keeping shorter-term rates low.

Treasury Market Rallied

The combination of overall sluggish U.S. economic growth and mounting European sovereign-debt problems triggered strong investor interest in the safe-haven U.S. Treasury market, particularly during the second and third quarters of 2011, when risk aversion was at its highest points of the year. For the 12-month period, Treasury yields declined across the board, pushing prices and total returns upward. The rally was particularly strong among long-term Treasuries and TIPS (Treasury inflation-protected securities), which outperformed all other sectors of the taxable fixed-income market. TIPS offered investors the dual benefits of refuge in the flight-to-quality quarters and protection from mounting inflationary pressures.

U.S. Fixed-Income Total Returns
For the 12 months ended December 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	13.56%	10-Year Note	17.18%
Treasury	9.81%	3-Month Bill	0.11%
Corporate (investment-grade)	8.15%
Aggregate (multi-sector)	7.84%
MBS (mortgage-backed securities)	6.23%
Corporate High-Yield	4.98%

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AIPTX	11.74%	6.88%	5.42%	12/31/02
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index	—	13.56%	7.95%	6.62%	—
Class I	APTIX	12.09%	7.15%	6.10%	5/7/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over Life of Class
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I	Class II
0.49%	0.74%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

VP Inflation Protection returned 11.74%* for the 12 months ended December 31, 2011. The portfolio’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 13.56% for the same time period. Fund returns reflect operating expenses, while benchmark returns do not.

The portfolio’s performance benefited from the generally favorable climate for Treasury securities, which boosted returns among TIPS. Besides operating expenses, the portfolio’s underperformance relative to the benchmark was due to lagging relative results from the portfolio’s non-benchmark securities (held in the portfolio, but not present in the benchmark).

Market Backdrop

For much of the year—despite Standard & Poor’s first-ever downgrade of the U.S.’s long-term credit rating in early August—demand for “safe-haven” Treasuries, including TIPS, remained strong. Uncertainty regarding the health of the U.S. economic recovery, combined with growing concern about the mounting sovereign-debt crisis in Europe and its impact on the global financial sector, triggered periods of risk aversion among investors. The resulting demand for lower-risk, high-quality investments helped drive Treasury yields sharply lower and prices higher, and it led to outperformance for the Treasury sector for the 12-month period. In addition, inflation, as measured by the Consumer Price Index (CPI), edged higher during the year, sparking additional enthusiasm for TIPS, which outperformed their nominal Treasury counterparts and all other taxable fixed-income sectors for the 12-month period.

Inflation Backdrop

Oil prices increased during the 12-month period, with Brent crude rising from $95 a barrel at the end of 2010 to $107 at the end of 2011. Similarly, WTI crude futures jumped from $91 to $99. Meanwhile, other commodity prices were mixed, as indicated by the -1.18% return for the S&P Goldman Sachs Commodities Index, a benchmark of global commodities prices. Rising energy prices, combined with higher rent and food costs, drove current inflation higher during 2011. Specifically, headline inflation, as measured by the 12-month change in CPI, was 3.0% as of December 31, 2011. The annual inflation rate in 2010 was 1.6%.

Despite gains in CPI and the extraordinary amount of fiscal and monetary stimulus in the financial system, longer-term inflation expectations eased during the year on slowing growth expectations. The 10-year breakeven rate, or yield difference between 10-year TIPS and nominal 10-year Treasuries, began the period at 2.28 percentage points and fell to 1.95 percentage points at the end of December 2011. The 10-year breakeven rate is a gauge of the market’s inflation expectations for the next 10 years.

*All fund returns referenced in this commentary are for Class II shares.

Portfolio Positioning

Throughout the year, the portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the portfolio). The remainder of the portfolio included non-dollar inflation-linked bonds and investment-grade “spread”—corporate, mortgage and agency—securities. Although these sectors generated positive results for the period, they lagged TIPS and therefore detracted from results relative to the all-TIPS benchmark.

In an effort to maintain maximum inflation protection without investing further in TIPS, the investment team used inflation “swaps” to synthetically create an inflation-linked “overlay” for the spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to counterparty credit risk. The portfolio’s strategy of using inflation swaps together with corporate and mortgage-backed securities underperformed TIPS.

Outlook

Inflation concerns were constrained in 2011 because of economic weakness. If growth strengthens, the portfolio’s investment team expects inflationary pressures to increase. Over the long term, the team believes fiscal and monetary stimulus eventually may result in higher inflation than what is currently priced into the Treasury market.

Fund Characteristics

DECEMBER 31, 2011
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	55.0%
Sovereign Governments and Agencies	17.8%
Corporate Bonds	10.6%
U.S. Government Agency Mortgage-Backed Securities	10.3%
Commercial Mortgage-Backed Securities	3.5%
Collateralized Mortgage Obligations	1.8%
U.S. Government Agency Securities	0.6%
Municipal Securities	0.1%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(0.8)%

Portfolio at a Glance
Average Duration (effective)	6.7 years
Weighted Average Life	9.8 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 - 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,067.60	$2.50	0.48%
Class II	$1,000	$1,065.40	$3.80	0.73%
Hypothetical
Class I	$1,000	$1,022.79	$2.45	0.48%
Class II	$1,000	$1,021.53	$3.72	0.73%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2011

	Principal Amount	Value
U.S. Treasury Securities — 55.0%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$29,067,346	$36,970,031
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	25,666,425	31,565,699
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27(1)	27,955,230	36,127,774
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28(1)	19,917,854	23,962,114
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28(1)	40,455,087	60,148,502
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(1)	26,616,590	35,547,706
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(1)	44,230,063	68,995,448
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32(1)	7,627,729	11,769,350
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(1)	22,091,986	29,653,321
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41(1)	41,871,735	56,575,916
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	11,032,937	11,545,791
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	7,633,806	8,090,048
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	4,279,280	4,487,895
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	10,932,685	11,785,948
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	10,641,927	11,484,970
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	21,939,540	22,973,090
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	24,793,200	27,361,627
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	22,814,600	25,522,054
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	10,257,300	10,702,857
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16(1)	18,386,040	21,280,407
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)	19,534,980	22,681,948
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17(1)	20,451,008	24,352,671
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18(1)	17,778,009	20,265,543
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(1)	5,249,700	5,948,566
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	5,009,065	5,958,829
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19(1)	5,513,924	6,501,264
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	22,615,200	25,761,901
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20(1)	38,723,741	43,827,414
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21(1)	42,747,570	47,700,261
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(1)	27,042,486	28,941,788
TOTAL U.S. TREASURY SECURITIES (Cost $672,186,130)		778,490,733

		Principal Amount	Value
Sovereign Governments and Agencies — 17.8%
AUSTRALIA — 2.0%
Government of Australia, Inflation Linked, 4.00%, 8/20/20	AUD	15,000,000	$28,507,484
CANADA — 1.9%
Government of Canada, Inflation Linked, 4.25%, 12/1/26(1)	CAD	17,195,000	27,347,941
FRANCE — 2.2%
Government of France, Inflation Linked, 2.25%, 7/25/20	EUR	22,080,025	30,661,408
GERMANY — 4.0%
German Federal Republic, Inflation Linked, 2.25%, 4/15/13	EUR	20,271,813	27,282,811
German Federal Republic, Inflation Linked, 1.75%, 4/15/20	EUR	19,505,104	29,134,488
			56,417,299
JAPAN — 2.0%
Government of Japan, CPI Linked Bond, 1.10%, 12/10/16	JPY	2,085,300,000	27,909,155
MULTI-NATIONAL — 1.0%
International Bank for Reconstruction & Development, 7.625%, 1/19/23(1)		$9,500,000	13,762,783
UNITED KINGDOM — 4.7%
Government of United Kingdom, Inflation Linked, 2.50%, 8/16/13	GBP	5,885,000	25,930,640
Government of United Kingdom, Inflation Linked, 2.50%, 7/26/16	GBP	2,600,000	13,793,597
Government of United Kingdom, Inflation Linked, 1.25%, 11/22/17	GBP	15,361,000	27,658,698
			67,382,935
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $232,289,288)			251,989,005

Corporate Bonds — 10.6%
AEROSPACE AND DEFENSE — 0.5%
L-3 Communications Corp., 5.20%, 10/15/19(1)	500,000	507,855
Lockheed Martin Corp., 2.125%, 9/15/16(1)	900,000	902,674
Lockheed Martin Corp., 4.25%, 11/15/19(1)	2,000,000	2,130,162
Raytheon Co., 3.125%, 10/15/20(1)	1,130,000	1,140,538
United Technologies Corp., 4.875%, 5/1/15(1)	2,700,000	3,035,802
		7,717,031
BEVERAGES — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)	1,430,000	1,854,178
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(1)	1,200,000	1,409,240
Coca-Cola Co. (The), 3.625%, 3/15/14(1)	1,220,000	1,299,543
Coca-Cola Refreshments USA, Inc., 4.25%, 3/1/15(1)	1,150,000	1,248,738
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(1)	1,140,000	1,183,668
		6,995,367
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 5.85%, 6/1/17(1)	1,020,000	1,174,657
Gilead Sciences, Inc., 4.40%, 12/1/21(1)	1,340,000	1,420,885
		2,595,542
CAPITAL MARKETS — 0.1%
Bank of New York Mellon Corp. (The), 2.50%, 1/15/16(1)	2,000,000	2,027,810
CHEMICALS — 0.1%
Dow Chemical Co. (The), 2.50%, 2/15/16(1)	1,180,000	1,187,672
COMMERCIAL BANKS — 0.1%
Capital One Financial Corp., 3.15%, 7/15/16	900,000	904,990
Northern Trust Co. (The), 6.50%, 8/15/18(1)	750,000	895,955
PNC Funding Corp., 3.625%, 2/8/15(1)	370,000	388,997
		2,189,942
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18(1)	750,000	777,760

	Principal Amount	Value
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	$835,000	$1,047,308
CONSUMER FINANCE — 0.3%
Caterpillar Financial Services Corp., MTN, 1.125%, 12/15/14	1,300,000	1,302,746
Credit Suisse (New York), 5.30%, 8/13/19(1)	1,370,000	1,414,658
Credit Suisse AG, 5.40%, 1/14/20(1)	360,000	339,972
John Deere Capital Corp., MTN, 3.15%, 10/15/21	750,000	765,652
PNC Bank N.A., 6.00%, 12/7/17(1)	500,000	556,227
		4,379,255
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Bank of America Corp., 6.50%, 8/1/16(1)	1,780,000	1,794,689
Bank of America Corp., 5.75%, 12/1/17(1)	510,000	482,414
Citigroup, Inc., 6.01%, 1/15/15(1)	1,480,000	1,547,445
Citigroup, Inc., 4.59%, 12/15/15(1)	2,000,000	2,014,956
General Electric Capital Corp., 3.75%, 11/14/14(1)	1,790,000	1,888,323
General Electric Capital Corp., 6.00%, 8/7/19(1)	1,430,000	1,644,576
General Electric Capital Corp., 4.375%, 9/16/20(1)	370,000	378,642
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	1,610,000	1,780,079
		11,531,124
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
AT&T, Inc., 6.70%, 11/15/13(1)	1,000,000	1,103,056
AT&T, Inc., 5.10%, 9/15/14(1)	770,000	848,760
AT&T, Inc., 6.55%, 2/15/39(1)	1,220,000	1,554,537
British Telecommunications plc, 5.95%, 1/15/18(1)	1,000,000	1,106,208
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	1,470,000	1,754,851
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	1,800,000	1,732,513
Verizon Communications, Inc., 6.10%, 4/15/18(1)	1,280,000	1,539,392
		9,639,317
FOOD AND STAPLES RETAILING — 0.6%
CVS Caremark Corp., 6.60%, 3/15/19(1)	1,730,000	2,111,200
Safeway, Inc., 4.75%, 12/1/21	1,050,000	1,077,275
Wal-Mart Stores, Inc., 2.875%, 4/1/15(1)	680,000	721,414
Wal-Mart Stores, Inc., 3.625%, 7/8/20(1)	1,000,000	1,097,590
Wal-Mart Stores, Inc., 3.25%, 10/25/20(1)	1,720,000	1,842,056
Wal-Mart Stores, Inc., 5.625%, 4/15/41(1)	1,300,000	1,683,369
		8,532,904
FOOD PRODUCTS — 0.5%
General Mills, Inc., 3.15%, 12/15/21(1)	1,350,000	1,369,991
HJ Heinz Co., 2.00%, 9/12/16	830,000	838,994
Kraft Foods, Inc., 6.125%, 2/1/18(1)	900,000	1,056,037
Kraft Foods, Inc., 5.375%, 2/10/20(1)	2,400,000	2,772,948
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	500,000	585,471
		6,623,441
GAS UTILITIES — 0.3%
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	750,000	787,038
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	1,310,000	1,428,652
Williams Partners LP, 3.80%, 2/15/15(1)	1,300,000	1,365,935
Williams Partners LP, 4.125%, 11/15/20(1)	550,000	565,286
		4,146,911
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.3%
Medtronic, Inc., 3.00%, 3/15/15(1)	2,030,000	2,145,700
St. Jude Medical, Inc., 2.50%, 1/15/16(1)	500,000	516,347
Stryker Corp., 3.00%, 1/15/15(1)	550,000	580,083
Stryker Corp., 2.00%, 9/30/16(1)	1,190,000	1,219,416
		4,461,546
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Express Scripts, Inc., 6.25%, 6/15/14(1)	870,000	948,959

Principal Amount	Value
Express Scripts, Inc., 3.125%, 5/15/16(1)	$850,000	$855,752
Express Scripts, Inc., 7.25%, 6/15/19(1)	1,000,000	1,193,078
		2,997,789
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17(1)	1,100,000	1,264,495
INSURANCE — 0.3%
Boeing Capital Corp., 2.125%, 8/15/16(1)	1,190,000	1,217,243
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(1)	670,000	706,272
MetLife, Inc., 6.75%, 6/1/16(1)	1,055,000	1,216,813
Prudential Financial, Inc., 2.75%, 1/14/13(1)	500,000	504,456
Prudential Financial, Inc., VRN, 5.53%, 1/3/12(1)	303,000	309,775
		3,954,559
INTERNET SOFTWARE AND SERVICES — 0.1%
eBay, Inc., 3.25%, 10/15/20(1)	1,450,000	1,465,859
IT SERVICES — 0.2%
International Business Machines Corp., 2.00%, 1/5/16(1)	2,000,000	2,053,802
International Business Machines Corp., 1.95%, 7/22/16	1,310,000	1,349,963
		3,403,765
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16(1)	2,000,000	2,115,130
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(1)	750,000	943,881
MEDIA — 1.0%
Comcast Corp., 5.90%, 3/15/16(1)	1,150,000	1,317,771
Comcast Corp., 6.50%, 11/15/35(1)	890,000	1,074,483
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	620,000	670,222
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(1)	1,150,000	1,198,086
NBCUniversal Media LLC, 5.15%, 4/30/20(1)	2,050,000	2,285,545
NBCUniversal Media LLC, 4.375%, 4/1/21	1,170,000	1,236,636
News America, Inc., 6.90%, 8/15/39(1)	1,130,000	1,308,320
Time Warner Cable, Inc., 8.25%, 2/14/14(1)	670,000	755,641
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	1,700,000	2,021,288
Time Warner, Inc., 4.875%, 3/15/20(1)	1,150,000	1,247,867
Viacom, Inc., 4.50%, 3/1/21(1)	1,350,000	1,427,489
		14,543,348
METALS AND MINING — 0.2%
Barrick Finance LLC, 4.40%, 5/30/21	920,000	997,901
Newmont Mining Corp., 6.25%, 10/1/39(1)	1,060,000	1,257,202
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	750,000	787,178
		3,042,281
MULTI-UTILITIES — 0.7%
Dominion Resources, Inc., 6.40%, 6/15/18(1)	1,770,000	2,138,463
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,280,605
Duke Energy Ohio, Inc., 2.10%, 6/15/13(1)	730,000	742,587
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	1,000,000	1,111,336
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	1,000,000	1,093,624
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	562,000	685,650
PG&E Corp., 5.75%, 4/1/14(1)	680,000	741,372
Sempra Energy, 2.00%, 3/15/14(1)	1,000,000	1,013,321
Sempra Energy, 6.50%, 6/1/16(1)	570,000	665,683
		9,472,641
OIL, GAS AND CONSUMABLE FUELS — 0.9%
Chevron Corp., 3.95%, 3/3/14	1,220,000	1,305,487
ConocoPhillips, 4.75%, 2/1/14(1)	3,060,000	3,307,037
EOG Resources, Inc., 2.50%, 2/1/16(1)	2,700,000	2,783,813
Nexen, Inc., 6.20%, 7/30/19(1)	735,000	855,202
Occidental Petroleum Corp., 2.50%, 2/1/16(1)	2,000,000	2,094,294
Occidental Petroleum Corp., 1.75%, 2/15/17	600,000	608,600

Principal Amount	Value
Shell International Finance BV, 4.30%, 9/22/19(1)	$1,260,000	$1,463,991
Talisman Energy, Inc., 7.75%, 6/1/19(1)	600,000	740,702
		13,159,126
PHARMACEUTICALS — 0.5%
Abbott Laboratories, 5.875%, 5/15/16(1)	1,000,000	1,174,490
Pfizer, Inc., 7.20%, 3/15/39(1)	1,000,000	1,478,845
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	2,040,000	2,482,409
Sanofi, 1.20%, 9/30/14	1,350,000	1,361,579
		6,497,323
REAL ESTATE INVESTMENT TRUSTS (REITs)†
HCP, Inc., 5.375%, 2/1/21	500,000	524,946
ROAD AND RAIL — 0.1%
CSX Corp., 4.25%, 6/1/21(1)	1,280,000	1,369,820
SOFTWARE — 0.3%
Adobe Systems, Inc., 3.25%, 2/1/15(1)	1,500,000	1,575,903
Intuit, Inc., 5.75%, 3/15/17(1)	710,000	797,536
Oracle Corp., 5.75%, 4/15/18(1)	1,600,000	1,943,675
		4,317,114
SPECIALTY RETAIL — 0.3%
Home Depot, Inc. (The), 4.40%, 4/1/21(1)	2,400,000	2,710,063
Lowe’s Cos., Inc., 2.125%, 4/15/16(1)	1,070,000	1,079,488
		3,789,551
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
America Movil SAB de CV, 5.00%, 3/30/20(1)	450,000	499,228
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	2,347,000	2,551,440
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	720,000	972,855
		4,023,523
TOTAL CORPORATE BONDS(Cost $142,319,416)		150,738,081
U.S. Government Agency Mortgage-Backed Securities(3) — 10.3%
FHLMC, 4.50%, 4/1/41	46,023,236	49,069,258
FNMA, 4.50%, 5/1/39	16,998,910	18,438,162
FNMA, 4.00%, 5/1/41	32,283,854	33,954,349
FNMA, 4.00%, 9/1/41	41,510,479	43,898,379
GNMA, 6.00%, 6/20/17(1)	45,873	48,520
GNMA, 6.00%, 7/20/17(1)	49,571	52,974
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $144,200,971)		145,461,642
Commercial Mortgage-Backed Securities(3) — 3.5%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(1)	3,495,000	3,674,489
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/10/12(1)	2,100,000	2,327,188
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/10/12(1)	2,100,000	2,210,088
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.46%, 1/15/12(1)(2)	2,322,280	2,097,902
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 1/10/12(1)	1,250,000	1,256,345
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(1)	2,230,000	2,259,126
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 1/10/12(1)	1,500,000	1,615,787
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 1/10/12(1)	6,500,000	6,974,851
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	2,050,000	2,154,215
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	7,050,000	7,549,101
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.32%, 1/15/12(1)	1,900,000	2,040,267
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3 SEQ, 4.65%, 7/15/30(1)	968,624	972,867

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(1)	$1,125,000	$1,082,571
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/15/12(1)	2,000,000	2,092,532
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 1/15/12(1)	2,200,000	2,330,874
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, VRN, 0.58%, 1/15/12(1)(2)	3,539,576	3,446,340
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 1/15/12(1)	5,036,592	5,104,586
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $49,008,577)		49,189,129
Collateralized Mortgage Obligations(3) — 1.8%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	1,969,152	2,036,703
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	2,056,086	2,142,921
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1 SEQ, 5.50%, 5/25/34(1)	346,774	347,070
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	1,146,608	1,175,826
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33(1)	2,251,870	2,321,223
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	1,081,212	1,126,607
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	1,124,654	1,165,995
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	2,398,023	2,507,290
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.125%, 1/18/12	2,327,721	2,397,570
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 1/25/12	1,628,400	1,627,774
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33(1)	2,340,309	2,454,938
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(1)	1,623,277	1,701,203
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	2,689,183	2,834,412
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,500,956	1,550,021
		25,389,553
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS†
GNMA, Series 2005-24, Class UB SEQ, 5.00%, 1/20/31(1)	74,279	74,261
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $25,590,698)		25,463,814
U.S. Government Agency Securities — 0.6%
FNMA, 6.625%, 11/15/30(1) (Cost $8,702,808)	6,000,000	8,900,046
Municipal Securities — 0.1%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	350,000	450,320
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	155,000	180,229
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)	690,000	864,046
TOTAL MUNICIPAL SECURITIES(Cost $1,194,528)		1,494,595

	Principal Amount/ Shares	Value
Temporary Cash Investments — 1.1%
Legacy Capital Co., 0.203%, 1/3/12(4)	16,000,000	$15,999,733
SSgA U.S. Government Money Market Fund	68,710	68,710
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,068,532)		16,068,443
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $1,291,560,948)		1,427,795,488
OTHER ASSETS AND LIABILITIES — (0.8)%		(12,023,744)
TOTAL NET ASSETS — 100.0%		$1,415,771,744

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
684,700	CHF for EUR	Deutsche Bank	1/27/12	$729,228	$(43,440)
1,071,900	AUD for USD	UBS AG	1/27/12	1,093,483	(8,902)
1,969,800	CAD for USD	UBS AG	1/27/12	1,932,503	(15,942)
469,100	CAD for USD	HSBC Holdings plc	1/27/12	460,218	(2,985)
75,800	EUR for USD	UBS AG	1/27/12	98,118	(3,273)
7,037,000	NOK for USD	UBS AG	1/27/12	1,175,731	(42,055)
12,645,100	NOK for USD	UBS AG	1/27/12	2,112,724	(135,478)
183,400	NZD for USD	UBS AG	1/27/12	142,544	(2,164)
548,000	NZD for USD	Westpac Group	1/27/12	425,923	1,716
635,300	SEK for USD	UBS AG	1/27/12	92,207	(1,672)
16,186,600	SEK for USD	UBS AG	1/27/12	2,349,312	(108,495)
				$10,611,991	$(362,690)
(Value on Settlement Date $10,974,681)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
554,251	EUR for CHF	Deutsche Bank	1/27/12	$717,440	$55,228
32,700	AUD for USD	Westpac Group	1/27/12	33,358	(31)
27,044,250	AUD for USD	Westpac Group	1/27/12	27,588,781	415,540
27,163,165	CAD for USD	Barclays Bank plc	1/27/12	26,648,851	428,209
842,600	CHF for USD	UBS AG	1/27/12	897,397	12,876
2,204,200	CHF for USD	UBS AG	1/27/12	2,347,547	162,217
3,689,600	EUR for USD	UBS AG	1/27/12	4,775,935	321,081
30,000,000	EUR for USD	Barclays Bank plc	1/27/12	38,832,949	2,855,951
34,062,254	EUR for USD	UBS AG	1/27/12	44,091,259	3,253,571
398,600	GBP for USD	UBS AG	1/27/12	618,904	6,233
20,000,000	GBP for USD	Deutsche Bank	1/27/12	31,053,866	916,134
22,834,060	GBP for USD	HSBC Holdings plc	1/27/12	35,454,292	1,047,209
1,436,800	GBP for USD	UBS AG	1/27/12	2,230,910	69,220
2,120,551,876	JPY for USD	Westpac Group	1/27/12	27,559,181	385,101
279,787,000	JPY for USD	UBS AG	1/27/12	3,636,176	(45,048)
153,056,500	JPY for USD	HSBC Holdings plc	1/27/12	1,989,158	(18,329)
				$248,476,004	$9,865,162
(Value on Settlement Date $258,341,166)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
86	U.S. Long Bond	March 2012	$12,453,875	$55,953
86	U.S. Treasury 10-Year Notes	March 2012	11,276,750	136,865
			$23,730,625	$192,818

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$33,275,000	U.S. CPI Urban Consumers NSA Index	Receive	3.07%	7/24/13	$(2,936,554)
Bank of America N.A.	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	(549,015)
Bank of America N.A.	14,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.57%	9/8/14	7,251
Bank of America N.A.	6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	(139,859)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(137,952)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(2,008,062)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(245,466)
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.45%	1/16/12	(125,939)
Barclays Bank plc	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.61%	3/13/12	(662,454)
Barclays Bank plc	11,300,000	U.S. CPI Urban Consumers NSA Index	Receive	1.84%	8/4/13	(103,819)
Barclays Bank plc	11,500,000	U.S. CPI Urban Consumers NSA Index	Receive	1.58%	9/6/13	(19,944)
Barclays Bank plc	35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.63%	12/8/13	(156,889)
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.77%	6/28/14	(1,357,200)
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(197,075)
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(1,494,559)
Barclays Bank plc	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.77%	4/25/18	(3,692,396)
Barclays Bank plc	30,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(3,942,846)
						$(17,762,778)

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
CPI = Consumer Price Index
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
NZD = New Zealand Dollar
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $41,508,000.

(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $8,026,651, which represented 0.6% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $1,291,560,948)	$1,427,795,488
Foreign currency holdings, at value (cost of $882,369)	885,007
Receivable for capital shares sold	1,761,383
Receivable for variation margin on futures contracts	51,063
Unrealized gain on forward foreign currency exchange contracts	9,930,286
Swap agreements, at value	7,251
Interest receivable	9,424,256
1,449,854,734

Liabilities
Payable for investments purchased	14,578,009
Payable for capital shares redeemed	480,297
Unrealized loss on forward foreign currency exchange contracts	427,814
Swap agreements, at value	17,770,029
Accrued management fees	561,510
Distribution fees payable	265,331
34,082,990

Net Assets	$1,415,771,744

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,265,485,634
Undistributed net investment income	751,507
Undistributed net realized gain	21,448,661
Net unrealized appreciation	128,085,942
$1,415,771,744

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$161,319,730	13,699,455	$11.78
Class II, $0.01 Par Value	$1,254,452,014	106,742,765	$11.75

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Interest	$55,512,713

Expenses:
Management fees	6,380,916
Distribution fees — Class II	3,067,585
Directors’ fees and expenses	110,706
Other expenses	4,253
9,563,460

Net investment income (loss)	45,949,253

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	35,326,051
Swap agreement transactions	(677,799)
Foreign currency transactions	(4,173,021)
30,475,231

Change in net unrealized appreciation (depreciation) on:
Investments	73,467,429
Futures contracts	192,818
Swap agreements	(3,901,885)
Translation of assets and liabilities in foreign currencies	5,343,354
75,101,716

Net realized and unrealized gain (loss)	105,576,947

Net Increase (Decrease) in Net Assets Resulting from Operations	$151,526,200

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$45,949,253	$30,019,692
Net realized gain (loss)	30,475,231	21,874,232
Change in net unrealized appreciation (depreciation)	75,101,716	6,443,392
Net increase (decrease) in net assets resulting from operations	151,526,200	58,337,316

Distributions to Shareholders
From net investment income:
Class I	(5,504,590)	(2,042,523)
Class II	(49,498,850)	(18,468,489)
From net realized gains:
Class I	(1,376,181)	—
Class II	(14,650,497)	—
Decrease in net assets from distributions	(71,030,118)	(20,511,012)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	49,818,712	87,388,949

Net increase (decrease) in net assets	130,314,794	125,215,253

Net Assets
Beginning of period	1,285,456,950	1,160,241,697
End of period	$1,415,771,744	$1,285,456,950

Undistributed net investment income	$751,507	$8,516,065

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund pursues its investment objective by investing substantially all of its assets in investment-grade debt securities. The fund normally invests over 50% of its assets in inflation-adjusted debt securities that are designed to protect the future purchasing power of the money invested in them.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2011 was 0.47%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2011 totaled $854,649,155, of which $642,219,603 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 totaled $837,929,518, of which $605,667,482 represented U.S. Treasury and Government Agency obligations.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$1,292,264,517
Gross tax appreciation of investments	$139,033,773
Gross tax depreciation of investments	(3,502,802)
Net tax appreciation (depreciation) of investments	$135,530,971

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	4,661,705	$53,920,141	2,397,874	$26,443,231
Issued in reinvestment of distributions	613,260	6,880,771	185,736	2,042,523
Redeemed	(1,648,002)	(18,777,732)	(2,004,229)	(22,149,969)
	3,626,963	42,023,180	579,381	6,335,785
Class II/Shares Authorized	250,000,000		250,000,000
Sold	19,385,683	221,209,198	24,372,408	267,518,724
Issued in reinvestment of distributions	5,747,175	64,149,347	1,682,402	18,468,489
Redeemed	(24,254,659)	(277,563,013)	(18,830,887)	(204,934,049)
	878,199	7,795,532	7,223,923	81,053,164
Net increase (decrease)	4,505,162	$49,818,712	7,803,304	$87,388,949

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$778,490,733	—
Sovereign Governments and Agencies	—	251,989,005	—
Corporate Bonds	—	150,738,081	—
U.S. Government Agency Mortgage-Backed Securities	—	145,461,642	—
Commercial Mortgage-Backed Securities	—	49,189,129	—
Collateralized Mortgage Obligations	—	25,463,814	—
U.S. Government Agency Securities	—	8,900,046	—
Municipal Securities	—	1,494,595	—
Temporary Cash Investments	$68,710	15,999,733	—
Total Value of Investment Securities	$68,710	$1,427,726,778	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,502,472	—
Futures Contracts	$192,818	—	—
Swap Agreements	—	(17,762,778)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$192,818	$(8,260,306)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund began investing in interest rate risk derivatives in November 2011. The interest rate risk derivative instruments at period end as disclosed on the fund’s Schedule of Investments are indicative of the fund’s typical volume since November 2011.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or less is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2011

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$9,930,286	Unrealized loss on forward foreign currency exchange contracts	$427,814
Interest Rate Risk	Receivable for variation margin on futures contracts	51,063	Payable for variation margin on futures contracts	—
Other Contracts	Swap agreements	7,251	Swap agreements	17,770,029
		$9,988,600		$18,197,843

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2011

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(5,014,363)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$5,452,442
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	—	Change in net unrealized appreciation (depreciation) on futures contracts	192,818
Other Contracts	Net realized gain (loss) on swap agreement transactions	(677,799)	Change in net unrealized appreciation (depreciation) on swap agreements	(3,901,885)
		$(5,692,162)		$1,743,375

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data												Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$11.11	0.40	(2)	0.90	1.30	(0.49)	(0.14)	—	(0.63)	$11.78	12.09%	0.48%	3.61%	63%	$161,320
2010	$10.74	0.30	(2)	0.27	0.57	(0.20)	—	—	(0.20)	$11.11	5.39%	0.49%	2.70%	44%	$111,872
2009	$9.91	0.26	(2)	0.77	1.03	(0.20)	—	—	(0.20)	$10.74	10.43%	0.49%	2.61%	43%	$101,956
2008	$10.55	0.49	(2)	(0.60)	(0.11)	(0.50)	—	(0.03)	(0.53)	$9.91	(1.26)%	0.49%	4.62%	49%	$90,845
2007	$10.09	0.49		0.46	0.95	(0.49)	—	—	(0.49)	$10.55	9.66%	0.50%	4.75%	109%	$55,277
Class II
2011	$11.09	0.38	(2)	0.88	1.26	(0.46)	(0.14)	—	(0.60)	$11.75	11.74%	0.73%	3.36%	63%	$1,254,452
2010	$10.73	0.27	(2)	0.27	0.54	(0.18)	—	—	(0.18)	$11.09	5.12%	0.74%	2.45%	44%	$1,173,585
2009	$9.91	0.25	(2)	0.75	1.00	(0.18)	—	—	(0.18)	$10.73	10.22%	0.74%	2.36%	43%	$1,058,286
2008	$10.55	0.45	(2)	(0.59)	(0.14)	(0.47)	—	(0.03)	(0.50)	$9.91	(1.59)%	0.74%	4.37%	49%	$756,501
2007	$10.08	0.46		0.47	0.93	(0.46)	—	—	(0.46)	$10.55	9.49%	0.75%	4.50%	109%	$551,066

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Variable Portfolios II, Inc.
and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 13, 2012

Management

Board of Directors

The individuals listed below serve as Directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for Directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent Directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent Directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other Directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The Directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the Directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	41	None
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
John Freidenrich (1937)	Director	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	41	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $16,028,342, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2011.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios II, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74310   1202

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $28,393
FY 2011:                    $31,726

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $187,223
FY 2011:                    $213,998

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 15, 2012

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 15, 2012